Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 41,545	$ 3,518
Trade receivables from sales of cobalt	3,472	1,199
Other accounts receivable	1,706	1,500
Total accounts receivable	$ 46,723	$ 6,217